                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant (X)

Filed by a Party other than the Registrant ( )

Check the appropriate box:

( )      Preliminary Proxy Statement

( ) Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

(X)      Definitive Proxy Statement

( )      Definitive Additional Materials

( )      Soliciting Materials Pursuant to Section 240.14a-11(c) or 240.14a-12

                      PHOENIX WASTE SERVICES COMPANY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

(x)      No fee required.

( )      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

         1) Title of each class of securities to which transaction applies:

                  --------------------------------------------------------------

         2)       Aggregate number of securities to which transaction applies:

                  --------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth in the amount on which the filing fee is calculated and state how it was determined):

                  --------------------------------------------------------------

         4)       Proposed maximum aggregate value of transaction:

                  --------------------------------------------------------------

         5)       Total fee paid:

                  --------------------------------------------------------------

( ) Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

-----------------------------------------------

2) Form, Schedule or Registration Statement No.

-----------------------------------------------

3) Filing Party:

-----------------------------------------------

4) Date Filed:

-----------------------------------------------

                      PHOENIX WASTE SERVICES COMPANY, INC.
               60 Park Place, Suite 509, Newark, New Jersey 07102

           FORM OF PROXY FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS

                                December 13, 2001

The undersigned shareholder of PHOENIX WASTE SERVICES COMPANY, INC. (the "Company") hereby appoints Marvin H. Roseman, Office of the President of the Company, or, failing him, Richard L. Franks, Esq., Secretary of the Company, or instead of either of the foregoing


--------------------------------------------------------------------------------
as nominee of the undersigned to attend and act for and on behalf of the undersigned at the annual meeting of the shareholders of the Company to be held on Thursday, the 13th day of December, 2001, and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned was personally present at the said meeting or such adjournment or adjournments thereof and without limiting the generality of the power hereby conferred, the proxy nominees designated above are directed, with regard to the shares registered in the name of the undersigned, to:

1. (a) VOTE_____OR WITHHOLD FROM VOTING_____ OR VOTE AGAINST_____ in the election of Charles R. Carson as a director of the Company
(Note 1).

   (b) VOTE_____OR WITHHOLD FROM VOTING_____ OR VOTE AGAINST_____ in the election of Michael Goodman as a director of the Company (Note 1).

   (c) VOTE_____OR WITHHOLD FROM VOTING_____ OR VOTE AGAINST_____ in the election of Brian Marshall as a director of the Company (Note 1).

   (d) VOTE_____OR WITHHOLD FROM VOTING_____ OR VOTE AGAINST_____ in the election of Peter Petrillo as a director of the Company (Note 1).

   (e) VOTE_____OR WITHHOLD FROM VOTING_____ OR VOTE AGAINST_____ in the election of Marvin H. Roseman as a director of the Company
(Note 1).

   (f) VOTE_____OR WITHHOLD FROM VOTING_____ OR VOTE AGAINST_____ in the election of John T. Shea as a director of the Company (Note
1).

2. VOTE_____OR WITHHOLD FROM VOTING_____OR VOTE AGAINST_____ for the re-appointment of Rothstein, Kass & Company, P.C., as independent accountants to audit the books of account of the Company for the current fiscal year (Note 1).

If any amendments or variations to the matters above referred to or if any other matters identified in the notice of meeting are proposed at the meeting or any adjournment or adjournments thereof or if any other matters which are not now known to Management should properly come before the meeting or any adjournment or adjournments thereof, this proxy confers discretionary authority on the person voting the proxy to vote on such amendments or variations or such other matters in accordance with the best judgment of such person.

THIS PROXY IS SOLICITED BY MANAGEMENT AND BY THE BOARD OF DIRECTORS OF THE COMPANY. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) TO REPRESENT HIM AND TO ATTEND, VOTE AND ACT FOR HIM AND ON HIS BEHALF AT THE MEETING OTHER THAN THE PROXY NOMINEE DESIGNATED ABOVE AND MAY EXERCISE SUCH RIGHT BY INSERTING THE NAME OF A PERSON HE NOMINATES AS PROXY NOMINEE IN THE BLANK SPACE PROVIDED ABOVE FOR THAT PURPOSE.

A shareholder who has submitted a proxy for the meeting may revoke it at any time before it is voted at the meeting.



DATED                        , 2001. (Note 2)



-------------------                 ------------------------
Name of Shareholder                 Signature of Shareholder
(Please Print)



NOTES:

1. In the event that no specification has been made with respect to voting for or voting against or withholding from voting on the election of directors (Item 1) or on the appointment of auditors (Item 2), the proxy nominee is instructed to VOTE the shares represented by this form of proxy FOR Items 1 and 2.

2. This form of proxy must be dated and signed by the shareholder or his attorney authorized in writing or, if the shareholder is a corporation, under its corporate seal, or by an officer or attorney thereof duly authorized. If this form of proxy is not dated in the space provided above, it will be deemed to bear the date on which this form of proxy is mailed to the shareholder.

                      PHOENIX WASTE SERVICES COMPANY, INC.
               60 Park Place, Suite 509, Newark, New Jersey 07102
                    Notice of Annual Meeting of Shareholders

To the Shareholders of Compost America Holding Company, Inc.:

NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of PHOENIX WASTE SERVICES COMPANY, INC. (the "Company") will be held in the Atlantic/Hudson Room of the Robert Treat Hotel and Conference Center, 50 Park Place, Newark, New Jersey 07102, on Thursday, December 13, 2001, at the hour of 8:30 o'clock in the morning (local time) for the following purposes:

1. To elect Charles R. Carson, Michael Goodman, Brian Marshall, Peter Petrillo, Marvin H. Roseman and John T. Shea as
         Directors of the Company to serve a term of one year or until their successors are duly appointed and qualified;

2 . To ratify the selection by the Company's Board of Directors of Rothstein, Kass & Company, P.C. as independent accountants to audit the books of account of the Company for the current fiscal year; and

3. To transact such further business as may properly come before the meeting or any adjournment or adjournments thereof.

The Board of Directors has fixed the close of business on November 26, 2001 as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting.

DATED the 30th day of November, 2001.

BY ORDER OF THE BOARD OF DIRECTORS

Richard L. Franks, Esq., Secretary

                         PLEASE RETURN YOUR SIGNED PROXY

NOTE: Shareholders who are not able to be personally present at the annual meeting are requested to promptly sign and return in the enclosed envelope the accompanying form of proxy for use at the meeting. This will not prevent you from voting in person at the meeting. It will, however, help assure a quorum and avoid added proxy solicitation costs.

                      PHOENIX WASTE SERVICES COMPANY, INC.
               60 Park Place, Suite 509, Newark, New Jersey 07102
                                November 30, 2001

                               -------------------

                                 PROXY STATEMENT

                               -------------------


         This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of PHOENIX WASTE SERVICES COMPANY, INC. (the "Company") for use at the annual meeting of the shareholders of the Company to be held on Thursday, December 13, 2001 at 8:30 o'clock in the morning (local time) at the Atlantic/Hudson Room of the Robert Treat Hotel and Conference Center, 50 Park Place, Newark, New Jersey 07102, for the purpose of considering and voting on the two proposals described in the accompanying notice of meeting. These two proposals are:

Proposal No. 1 - Election of Directors. Proxies are being solicited to elect Charles R. Carson, Michael Goodman, Brian Marshall, Peter Petrillo, Marvin H. Roseman and John T. Shea to the Company's Board of Directors.

Proposal No. 2 - Ratification of the Appointment of Auditors. Proxies also are being solicited to ratify the re-appointment of Rothstein, Kass and Company, Inc. as the Company's auditors.

         It is expected that the solicitation will be primarily by mail, but proxies also may be solicited personally or by telephone by officers and employees of the Company who will not receive additional compensation for such solicitation. The cost of solicitation of proxies will be borne directly by the Company.

         The form of proxy forwarded to shareholders with the notice of meeting confers discretionary authority upon the proxy nominees with respect to the matters identified in the notice of meeting, or other matters that may properly come before the meeting. The form of proxy allows the shareholder to specify that the shares registered in his/her name may be voted for or against or withheld from voting in the election of directors and the ratification of the appointment of auditors, all as specified in the notice of meeting.

         The shares represented by proxies solicited hereby will be voted for or voted against or withheld from voting, in each case, in accordance with the specifications made by the shareholders giving such proxy.

         In respect of proxies solicited hereby in which the shareholders fail to specify how they want their shares to be voted, these shares will be VOTED FOR the election of management's nominees for directors and VOTED FOR the ratification of the appointment of the auditors.

         For voting purposes, abstentions will be counted for the purpose of establishing a quorum and will not be voted. Broker non-votes will be counted for the purpose of establishing a quorum but will not be voted.

         Proxies given by shareholders for use at the meeting may be revoked at any time prior to their use. In addition to revocation in any manner permitted by law, a proxy may be revoked in any one of the following ways:

(a) by signing a form of proxy bearing a later date and depositing it with the Secretary of the Company prior to the closing of the polls at the meeting;

(b) as to any matter on which a vote has not already been cast pursuant to the authority conferred by such proxy, by signing written notice of revocation and delivering it to either the Secretary or the Chairman of the meeting prior to the closing of the polls at the meeting;

(c) by attending the meeting in person and personally voting the shares represented by the proxy; or

(d) by an instrument in writing executed by the shareholder or by his/her attorney authorized in writing, or, if the shareholder is a corporation, under its corporate seal, or by an officer or attorney thereof duly authorized, and deposited either at the head office of the Company at any time up to and including the last business day preceding the day of the meeting, or any adjournment thereof, at which the proxy is to be used, or with the Chairman of such meeting on the day of the meeting, or any adjournment thereof, and upon either of such deposits the proxy is revoked.


                   VOTING SHARES AND PRINCIPAL HOLDERS THEREOF

         The authorized capital of the Company consists of 25,000,000 Preferred Shares, no par value, of which 169,000 shares have been designated as Series A Exchangeable Redeemable Preferred Stock ("Series A Preferred Shares"), 5,000,000 shares have been designated as $2.50 Series B Convertible Preferred Stock ("Series B Preferred Shares"), 91,000 shares have been designated as Series C Redeemable Convertible Preferred Stock ("Series C Preferred Shares") and 17,500 shares have been designated as Series D Exchangeable Redeemable Preferred Stock ("Series D Preferred Shares") (collectively, the "Preferred Shares") and 100,000,000 common shares, no par value (the "Common Shares").

         As of November 26, 2001 the record date for the meeting, 169,000 Series A Preferred Shares, 401,000 Series B Preferred Shares, 91,000 Series C Preferred Shares and 8,771 Series D Preferred Shares and 67,524,844 Common Shares were issued and outstanding. Holders of outstanding Common Shares of record at the close of business on November 26, 2001 will be entitled to one vote per share at the annual meeting to be held on December 13, 2001.

                          Summary of Principal Features
                                of Common Shares

Dividend Rights

         Holders of Common Shares are entitled to receive such dividends as may be declared by the Board of Directors of the Company out of the profits arising out of the business of the Company.

Voting Rights

         Holders of Common Shares are entitled to one vote for each share held on every matter submitted to a vote of shareholders. Shareholders do not have the right to cumulate their votes in the election of directors.

Liquidation Rights

         In the event of any liquidation, dissolution or winding-up of the Company, after provision for payment of the debts and other liabilities of the Company, including the Company's obligations to the holders of its Preferred Shares, the holders of the Common Shares shall be entitled to share ratably in the remaining assets of the Company.

Miscellaneous

         The Common Shares have no conversion rights, no pre-emptive rights and no liabilities for calls or assessments.

Transfer Agent and Registrar

         Mellon Investor Services LLC, 44 Wall Street, 6th floor, New York, New York 10005 is the transfer agent and registrar for the Common Shares.

                                Principal Holders

         The Company's only class of securities that is entitled to vote generally on all matters is its Common Shares.

         The following table sets forth, as of November 26, 2001 all persons known by the Company to be beneficial owners of more than five percent of the Company's Common Shares and the Common Shares ownership in the Company, directly or indirectly, of each of its directors and executive officers and by all directors and executive officers of the Company as a group.

                                    Amount and
                                    Nature of
Name and Address                    Beneficial      Percent of
of Beneficial Owners (1)            Ownership         Class
------------------------           ------------    ----------
Bentley King Associates, Inc.      1,200,000 (2)      1.7%
 7960 Castle Pines Avenue
 Las Vegas, NV 89113

Charles R. Carson                    238,334 (3)       *
 590 Madison Avenue, 38th fl.
 New York, NY 10022
 (Director)

Richard L. Franks                    268,750 (4)       *
 One Gateway Center, 25th fl.
 Newark, NJ 07102
 (Vice President, Secretary)

Michael Goodman                            none        *
 345 Park Avenue, 41st fl.
 New York, NY 10154
 (Director)

Brian D. Marshall                          none        *
 345 Park Avenue, 41st fl.
 New York, NY 10154
 (Director)

Peter Petrillo                               (5)       *
 345 Park Avenue, 41st fl.
 New York, NY 10154
 (Director)

Marvin H. Roseman                            (2)       *
 7960 Castle Pines Avenue
 Las Vegas, NV 8913
 (Office of the President,
  Director)

John T. Shea                               none        *
 50 Broad Street
 New York, NY 10004
 (Director)

W-L Associates, LLC               33,580,105 (5)     49.7%
 c/o Wasteco Management Corp.
 c/o Corporation Service company
 1013 Centre Road
 Wilmington, DE 19805

Officers and Directors            35,118,439 (6)     50.9%
As A Group (7 Persons)

-------------------
* Less than 1%

(1) Unless otherwise indicated, each person named in the table exercises sole voting and investment power with respect to all shares beneficially owned.

(2) Includes 1,200,000 shares which may be acquired by Bentley King Associates, Inc. within sixty days upon the exercise of options. Marvin H. Roseman is the President of Bentley King Associates, Inc.

(3) Includes 238,334 shares which may be acquired by Mr. Carson within sixty days upon the exercise of options.

(4) Includes 50,000 shares which may be acquired by Mr. Franks within sixty days upon the exercise of options.

(5) Peter Petrillo, as the sole officer and director of the manager of W-L Associates, LLC, controls the voting of W-L Associates, LLC. Mr. Petrillo holds no Common Shares or options or warrants to acquire Common Shares in his own name.

(6) Includes 1,488,334 shares which may be acquired within sixty days upon the exercise of options and warrants. As at November 26, 2001, the Company had 67,524,844 shares outstanding. An additional 17,284,445 shares were subject to acquisition within sixty days upon the exercise of options and warrants and the conversion of notes, for a total of 84,809,289 shares on November 26, 2001.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         Each person whose name appears below has been nominated to be elected as a director of the Company to serve for a term of one year or until his successor is elected or appointed and qualified. Shares represented by proxies will be voted in favor of the election of the persons named below as directors unless a shareholder has specified in his/her proxy that his/her shares are to be withheld from voting in the election of one or more of the nominees for director or are to be voted against one or more nominees. If any one or more of these persons are unable to serve as a Director, proxies will have discretionary authority to vote shares for the election of any other person or persons nominated by the Board of Directors to serve as replacement directors. The Board of Directors recommends a vote FOR the election of these six nominees as directors of the Company.

         Director                 Age                  Director Since
         --------                 ---                  --------------

         Charles R. Carson        54                       1997

         Michael Goodman          37                       2000

         Brian D. Marshall        27                       2000

         Peter Petrillo           41                       1997

         Marvin Roseman           72                       1999

         John T. Shea             51                       1997

         The Company's by-laws provide that the Directors of the Company shall serve until the next annual meeting of shareholders and until their successors are duly appointed and qualified. All officers serve at the pleasure of the Board of Directors. A Stockholders Agreement and a Director Appointment Agreement among the Company and certain principal stockholders of the Company requires support of the election of certain nominees of Wasteco Ventures Limited (currently Michael Goodman, Brian Marshall and Peter Petrillo) to the Company's Board of Directors. During the fiscal year ended April 30, 2001, eight directors' meetings were held. No current director attended fewer than 75% of such meetings. The board of directors has an audit committee consisting of Charles R. Carson (Chairman) and Peter Petrillo and a Compensation Committee consisting of Peter Petrillo (Chairman), Marvin H. Roseman, Richard L. Franks and Michael Goodman.

         Since April 1999, the Company has been managed by an Office of the President, which positions, from August 1999 through June 2001, were held solely by two consultants, Christopher J. Daggett and Marvin H. Roseman and, since July 2001, by Marvin H. Roseman alone.

Business Experience

CHARLES R. CARSON - DIRECTOR

         Charles R. Carson became a director of the Company in November, 1997. He has been a principal of Churchill Capital, Inc. since February 1999. From 1985 through 1999, Mr. Carson was a Partner at Quirk, Carson, Peppet, Inc. ("QCP"). QCP was established in 1985 to serve as investment bankers and management consultants to small and mid-sized companies (those with annual revenues of approximately $10 million to $200 million) in the environmental/waste management industry.

MICHAEL GOODMAN - DIRECTOR

         Michael Goodman has been a Managing Director at Wafra Partners LLC, an affiliate of W-L Associates, LLC, in New York City, since August 2000. From July 1998 through July 2000 he was a principal of Equinox Investment Partners, LLC, a private investment company in Darien, Connecticut. From January 1986 through June 1998, when he joined Equinox, Mr. Goodman was a vice-president (lending officer) at Chase Manhattan Bank in New York City. Mr. Goodman has been a director of the Company since 2000.

BRIAN D. MARSHALL - DIRECTOR

         Brian D. Marshall is an Assistant Vice President at Wafra Partners LLC, an affiliate of W-L Associates, LLC, in New York City. From 1996 through April 1999, when he joined Wafra, Mr. Marshall was an analyst in the investment banking group of Prudential Securities Incorporated in New York City. Prior to 1996 he was a student at the Wharton School of the University of Pennsylvania. Mr. Marshall has been a director of the Company since 2000.

PETER PETRILLO - DIRECTOR

         Peter Petrillo has been a Managing Director at Wafra Partners LLC, an affiliate of W-L Associates, LLC, since January 1995. From January 1991 to December 1994, Mr. Petrillo was a partner at Claymore Partners Ltd., a strategic and turnaround consulting firm. He became a director of the Company in 1997.

JOHN T. SHEA - DIRECTOR

         John T. Shea has been the chief operating officer for Berkery, Noyes & Co., an investment banking company located in New York City since February 2001. Prior thereto he was responsible for merchant banking and direct equity investments at Wafra Investment Advisory Group, Inc. since 1991. Mr. Shea became a Director of the Company in 1997 and has served continuously since that date except for a brief period in 2000.

          MARVIN H. ROSEMAN - OFFICE OF THE PRESIDENT; PRESIDENT OF ALL
                             SUBSIDIARIES; DIRECTOR

         Marvin H. Roseman joined the Company's Office of the President and became the Company's Principal Financial Officer and a director in April 1999. In July, 2001, he added the titles of Principal Accounting Officer and Treasurer. From 1994 through the present, Mr. Roseman is the President of Bentley, King Associates, a business consulting firm located in Las Vegas, Nevada.

Compliance With Section 16(a) of the Exchange Act

         For its fiscal year ended April 30, 2001, the Company is not aware of any failure to file on a timely basis reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended, by any director, officer or beneficial owner of more than ten percent of the common shares of the Company.


Executive Compensation

   (b)  SUMMARY COMPENSATION TABLE

Name              Annual Compensation                            All
and            Fiscal                          Other    Long-   Other
Principal       Year                           Annual   Term    Compen-
Position       Ended     Salary        Bonus    Comp.   Comp.   sation
----------     -------   -------       -----   ------  -------  -------
Christopher    4/30/01   $240,000      none    none    none     $  5,173
Daggett,       4/30/00   $320,000(1)   none    none    none     $ 13,371
Office of      4/30/99   $   none      none    none    none     $   none
the President

Marvin H.      4/30/01   $240,000      none    none    none     $175,592(2)
Roseman,       4/30/00   $320,000(1)   none    none    none     $145,793(2)
Office of      4/30/99   $   none      none    none    none     $   none
the President

Roger E.       4/30/01   $   none      none    none    none     $   none
Tuttle,        4/30/00   $   none      none    none    none     $   none
former Pres.   4/30/99   $225,000      none    none    none     $  9,210
and CEO

Robert J.      4/30/01   $ 45,500      none    none    none     $  1,800
Longo,         4/30/00   $325,000      none    none    none     $535,000(3)
former Pres.   4/30/99   $325,000      none    none    none     $242,200(3)
of EPIC

Richard L.     4/30/01   $192,000      none    none    none     $121,107(2)
Franks,        4/30/00   $236,307(5)   none    none    none     $ 72,000(2)
VP and Sec.    4/30/99   $   none      none    none    none     $   none

Anthony P.     4/30/01   $150,000      none    none    none     $  6,495
Cipollone,     4/30/00   $150,000      none    none    none     $  3,600
Former Tres.   4/30/99   $126,923      none    none    none     $   none

(1) Paid as a Consulting Fee. Includes $80,000 paid for services rendered during the prior fiscal year.

(2)      Primarily reimbursement for living and related expenses.

(3) Includes a fee of $700,000 for providing a personal indemnification for a surety bond issued to the Company, and other reimbursable expenses.

(4)      Commencing November 3, 1997

(5) Includes $44,307 paid for services rendered during the prior fiscal year.

         (c)      OPTIONS/SAR GRANTS TABLE

                       Number of       %age of
                        Shares          Total
                        Under-         Options
                        lying          Granted
                        Options       in Fiscal  Exercise or Base   Expiration
Name                    Granted          Year     Price Per Share      Date
----                   ---------      ---------  ---------------- -------------
C. Daggett             1,200,000          50%         $0.01       June 29, 2004
M. Roseman             1,200,000          50%         $0.01       June 29, 2010
R. Tuttle                none             n/a          n/a             n/a
R. Longo                 none             n/a          n/a             n/a
R. Franks                none             n/a          n/a             n/a
A. Cipollone             none             n/a          n/a             n/a

         (d) AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUE TABLE


                                               Number of         Value of
                                              Shares Under      Unexercised
                                              Unexercised       In-the-Money
                 Shares                        Options at        Options at
                Acquired         Value       FY-End; Exer/     FY-End; Exer/
Name            On Exerc.       Realized     non-Exer'able     Non-Exer'able (1)
----            ---------       --------     -------------     -----------------
C. Daggett         none           none         1,200,000          $324,000
M. Roseman         none           none         1,200,000          $324,000
R. Tuttle          none           none         1,209,875          n/a
R. Longo           none           none           900,000          n/a
R. Franks          none           none            50,000          n/a
A. Cipollone       none           none              none          n/a

(1) The market price of the Company's common stock as at its April 30, 2001 fiscal year end was $0.28 per share.

         (e)      LONG-TERM INCENTIVE PLAN ("LTIP") AWARDS TABLE

         None of the persons included in (b) above were covered by any plans.

         (f)      COMPENSATION OF DIRECTORS

         Outside Directors of the Company who are not WAFRA designees (at this time, Charles Carson and John T. Shea) are compensated for serving as a director at the rate of $2,500 per meeting of the Company's board of directors attended in person. No fee is paid for participation in telephonic meetings of the board.

         (g) EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL ARRANGEMENTS.

         None of the persons included in (b) above were covered by any employment contracts, termination of employment or change-in-control arrangements other than as set forth in the employment agreement set forth herein.

         On May 1, 1997 the Company entered into an amended employment agreement with its then President, Roger E. Tuttle. His agreement provided for employment as the Company's President through August 1, 2004 at an initial annual salary of $350,000 (of which $125,000 was not to be paid until the Company's cash resources allow payment thereof) with annual increases commensurate with the growth of the Company, plus a bonus of 5% of the Company's Consolidated Net Income After Taxes on the first $25,000,000 thereof and 2% thereafter. In addition, Mr. Tuttle also received options to purchase 1,000,000 shares of the Company's common stock at $2.50 per share exercisable through August 1, 2004. In addition, he was to receive a one-time bonus of $500,000 when the Company's common shares were accepted for listing on The NASDAQ Small Cap Stock Market or National Market System.

         This agreement was further amended effective May 1, 1999 and was terminated by the Company for cause in August 1999. Mr. Tuttle disputed this termination for cause and on June 15, 2000 this matter between the Company and Mr. Tuttle was resolved by mutual agreement, at which time Mr. Tuttle was paid $300,000, with an additional $600,000 to be paid over 36 months. Mr. Tuttle also was issued 930,000 shares of the Company's common stock to replace shares previously distributed by him on behalf of the Company, and the exercise price for his 1,000,000 options was reduced to $1.50.

         On November 3, 1997 the Company's wholly owned subsidiary, EPIC, entered into an employment agreement with Robert J. Longo. His agreement provided for employment as the President of EPIC, Inc. through September 15, 2002 at an initial annual salary of $325,000 and a bonus formula, plus options to purchase 1,500,000 shares of the Company's common stock at $1.00 per share exercisable through September 16, 2002, which options vested 500,000 initially, and 200,000 annually commencing September 15, 1998. EPIC was sold by the Company on June 15, 2000 and this Agreement was terminated, at which time a termination payment of $900,000 was made to Mr. Longo.

         The Company entered into an employment agreement with Richard L. Franks, the Company's Vice President, Secretary and General Counsel, for a five year term effective February 1, 1999. The agreement calls for an annual salary of $192,000, a bonus of $100,000 upon the financial closing of each of the Miami and Newark Projects and options to purchase 50,000 shares of the Company's common stock at an exercise price of $1.22 per share for a period of five years.

         The Company entered into an employment agreement with Anthony P. Cipollone, the Company's Treasurer and Controller, in September 1998 through April 2001 which calls for an annual salary of $150,000 plus options to purchase 350,000 shares of the Company's common stock at an exercise price of $1.00 per share for a period of three years. The agreement terminated at the end of April 2001.

         Since April 1999, the Company has been managed by an Office of the President, which positions, since August 1999, have been held solely by two consultants, Christopher J. Daggett and Marvin H. Roseman. From April 1999 through June 2000, each served on a month-to-month basis, and each was paid $20,000 per month, plus expenses.

         Effective June 29, 2000, the Company entered into a Consulting Agreement with Bentley King Associates, Inc. which provided for the Company obtaining the consulting services of its President, Marvin H. Roseman, for a three year term, during which term Mr. Roseman will be a member of the Company's Office of the President, for a monthly fee of $20,000, plus options granted to Bentley King Associates, Inc. to purchase 1,200,000 shares of the Company's common stock at $0.01 per share for a period of ten years.

         Effective June 29, 2000, the Company entered into a Consulting Agreement with Chadwick Partners, LLC which provided for the Company obtaining the consulting services of its President, Christopher J. Daggett, for a three year term, during which term Mr. Daggett will be a member of the Company's Office of the President, for a monthly fee of $20,000, plus options granted to Chadwick Partners, LLC to purchase 1,200,000 shares of the Company's common stock at $0.01 per share for a period of ten years. This agreement later was amended to set the termination date at June 30, 2001.

         (h) REPORT ON REPRICING OF OPTIONS/SARS - See section (g) above regarding Roger E. Tuttle.

Certain Relationships and Related Transactions

         Employment agreements of Roger E. Tuttle, Robert J. Longo, Richard L. Franks and Anthony P. Cipollone and Consulting Agreements with Bentley King Associates, Inc. (Marvin H. Roseman) and Chadwick Partners, LLC (Christopher J. Daggett) and Termination Agreements with Roger E. Tuttle and Robert J. Longo are set forth above.

         During the fiscal year ended April 30, 1999, while serving as a Director of the Company, Robert J. Longo earned a fee of $700,000 from the Company for providing a personal indemnification for a surety bond acquired by the Company. $225,000 of this fee was paid in the fiscal year ended April 30, 1999, and the balance of $475,000 was paid in the fiscal year ended April 30, 2000.

         In June 2000, Churchill Capital, Inc., of which Charles Carson, a Director of the Company, is a principal, was paid a fee of $790,000 for their assistance in arranging for the sale of EPIC. In June 2000 Mr. Carson was paid $72,600, and an additional $57,000 during the fiscal year just ended. He is still owed approximately $113,000, for financial advisory services provided in prior years by Quirk, Carson & Peppet, of which Mr. Carson was a principal.

         In May and July 2001, John T. Shea, a Director of the Company, was paid a total of $14,000 for consulting services previously rendered.


                                 PROPOSAL NO. 2
                   RATIFICATION OF THE APPOINTMENT OF AUDITORS

         Upon recommendation of the Board of Directors, and subject to ratification by the shareholders at the December 13, 2001 Annual Meeting, the Board of Directors has reappointed Rothstein, Kass & Company, P.C. as independent accountants to examine the consolidated financial statements of the Company for the fiscal year ending April 30, 2002.

         If the Board's appointment is not ratified, or if Rothstein, Kass & Company, P.C. declines to act or becomes incapable of action, or if their employment is discontinued, the Board will appoint other independent accountants whose continued employment after the next Annual Meeting of Shareholders shall be subject to ratification by the shareholders at that time.

         It is not anticipated that representatives of Rothstein, Kass & Company, P.C. will be present at the Annual Meeting. The persons named in the accompanying form of proxy intend to vote such proxies to ratify the appointment of Rothstein, Kass & Company, P.C. unless a contrary choice is indicated. The Board of Directors recommends a vote FOR ratification of the appointment of Rothstein, Kass & Company, P.C. as the Company's independent accountants.


                                 OTHER BUSINESS

         The Board of Directors is not aware of any other business which may come before the meeting. However, if any other matters do properly come before the meeting, it is the intention of the persons named in the accompanying form of proxy, pursuant to discretionary authority conferred thereby, to vote the proxy in accordance with their best judgment on such matters.

                              FINANCIAL STATEMENTS

         The consolidated balance sheet, consolidated income statement and other financial statements together with the notes thereto for the year ended April 30, 2000 are incorporated herein, and are included in the Company's Year 2001 Annual Report which accompanies this proxy statement.

         The Company's financial statements for its past two fiscal years ended April 30, 2001 and April 30, 2000, respectively, and the Management Discussion and Analysis of Financial Condition and Results of Operations, Description of Business and Recent Market Price of the Company's Common Stock, all as set forth in the Company's Form 10-KSB for the fiscal year ended April 30, 2001, all as filed with the United States Securities and Exchange Commission, are incorporated by reference herein.

                              AVAILABLE INFORMATION

         A copy of the Company's Form 10-KSB annual report for the year ended April 30, 2001 as filed with the Securities and Exchange Commission is included with this Proxy Statement.

                              SHAREHOLDER PROPOSALS

         Any shareholder intending to present a proposal at the 2002 Annual Meeting must submit that proposal to the Company no later than March 31, 2002 for consideration for inclusion in the Company's 2002 proxy statement and form of proxy.

                              APPROVAL OF DIRECTORS

         The contents and the sending of this proxy statement have been approved by the Board of Directors of the Company.

DATED the 30th day of November, 2001.


"Richard Franks"
"Secretary"